Click to edit Master title style Canaccord Genuity Growth Conference 2015 August 12, 2015 Exhibit 99.1

Click to edit Master title style 2 Forward Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company’s product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the documents filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

Click to edit Master title style Lipocine Investment Thesis ▪ First oral testosterone replacement (TRT) option • Targeting ~ $2.0 Billion TRT market • On schedule for 2015 NDA submission • Clearly differentiated ▪ First orphan designated oral alternative for the prevention of preterm birth • A voids painful injections of the only FDA approved intra - muscular product ▪ Strong Balance Sheet • Over $50M in Cash – Sufficient to last past LPCN 1021 anticipated PDUFA date • No Debt 3

Click to edit Master title style 4 LPCN: Focused on Innovative Products for Men’s and Women’s Health “Transformative“ Oral Testosterone Franchise First Oral Alternative for the Prevention of Pre - Term Birth PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 UNDER REVIEW MEN'S HEALTH LPCN 1021 (Oral Testosterone Replacement Therapy ) LPCN 1111 (Next Generation Oral T) WOMEN'S HEALTH LPCN 1107 (Prevention of Preterm Birth)

Click to edit Master title style ▪ Unequivocal efficacy established in pivotal P hase 3 clinical study • Met FDA primary efficacy endpoint targets in all data sets ▪ Completed the 52 week safety extension arm • Well tolerated • No cardiac, hepatic or drug related SAEs • Overall AE profile comparable to active control, Androgel ® 1.62% (market leader) ▪ Successful food effect study completed • Consistent and predictable T levels not sensitive to meal fat levels ▪ Successfully completed Pre - NDA meeting • No additional studies required for filing LPCN 1021 (First Oral TRT Option) – On Schedule For 2015 NDA Submission 5

Click to edit Master title style ▪ US market ~ $2 B in 2014 1 ▪ US market ~ 6.5M TRx in 2014 2 • Topicals dominate the market (~86% 2 of $ sales in 2014) ▪ US market estimated ~ 6.0M TRx in 2015 ▪ Oral T expected to expand market ▪ International TRT markets growing 6 TRT: Significant Market Opportunity 1 Endo Pharmaceuticals 2014 Annual Report 2 IMS Data

Click to edit Master title style TRT Monthly TRx Trend 7 ▪ To date, minimal TRx impact of FDA TRT label change ▪ 2015 – monthly TRx stable around 500,000 1 /month 1 IMS Data FDA Label Guidance

Click to edit Master title style 8 LPCN 1021 (First Oral TRT Option): “A Safer Route of Administration” Issues with Non Orals  Transfer potential to children, partner and pets 1  No freedom to use around pregnant loved ones 1  Skin irritation potential 1  Pulmonary embolism potential 1  Scarring/injection site reactions 1  Risk of infection 1  Not flexible for dose reversals 1 x No risk of transference x No excessive androgenic levels x Not prone to liver toxicity Topicals Invasives LPCN 1021 1 JAMA Internal Medicine, “Risks of Different Testosterone Preparations”, May, 11, 2015

Click to edit Master title style 9 Adherence after 12 Months on Existing Non - Oral TRT Therapies 1 FDA Advisory Committee Meeting September 17, 2014

Click to edit Master title style 10 LPCN 1021 (First Oral TRT Option): “Life Uninterrupted with Oral T” x Discrete x No waiting • Prior to dressing • In doctor’s office x Suitable for “on the go” use x No shower/swim restrictions x No mess/clean up x Non - invasive Improved Compliance Convenience Enhanced Efficacy Higher Retention Rates

Click to edit Master title style 11 LPCN 1021 (First Oral TRT Option): “Improved Compliance” ▪ Survey of 28 leading endocrinologists and urologists about oral testosterone compliance 1 • In your opinion, will oral testosterone improve patient compliance compared to existing options? 94% 0% 6% Yes No Not Sure 1 Lipocine Survey 2014

Click to edit Master title style Meaningful Oral T US Sales Potential - A cross a wide range of price and market share assumptions 12 Market Share Sales Potential ( in M) Assumptions: • $400/Rx current TRT Branded pricing; • 6 Million Annual US TRT TRx (excludes ex - US, expansion due to improved Rx retention rates due to oral introduction and physician “buy and bill” sales)

Click to edit Master title style ▪ Native testosterone has poor oral bioavailability with a very short half life ~30 min • Multiple daily doses would be required to obtain effective levels ▪ Methyl testosterone • Liver toxicity • Unsafe for chronic use TRT: Challenges of Oral T Product 13 1 Journal of Sexual Medicine 2013

Click to edit Master title style ▪ Novel product based on unique technology primarily directed at lymphatic delivery of Testosterone Undecanoate (TU), an ester of testosterone ▪ Liver safe oral testosterone (T) ▪ Maintains effective T blood levels in eugonadal range when dosed twice daily 14 LPCN 1021 (First Oral TRT Option): “What Is LPCN 1021?”

Click to edit Master title style ▪ Unequivocal efficacy results ▪ Patient and payer friendly dosing regimen ▪ T levels not sensitive to meal fat variations ▪ Consistent intra - day and inter - day performance ▪ Well tolerated in 52 week exposure ▪ No drug or cardiac related SAEs reported upon 52 week exposure • No reports of stroke, myocardial infarction or deep vein thrombosis LPCN 1021 (First Oral TRT Option): “Compelling Clinical Profile” Clearly Differentiated 15

Click to edit Master title style 16 LPCN 1021 (First Oral TRT Option): “Unequivocal Efficacy in Phase 3” Measure FDA Targets Efficacy Population* 1 Full Analysis Set #1 Number of subjects 152 192 % subjects with C avg w ithin normal range ≥75% 88.2% 87.5% 95 % CI lower bound ≥ 65% 81.9% 82.0% x LPCN 1021 met both the primary endpoint targets x C avg and overall variability comparable or better than marketed products Parameter Mean (CV) Mean (CV) C avg ( ng / dL ) 447 (37%) 479 (41%) * Subjects randomized into the study with at least one PK profile and no significant protocol deviations # Subjects randomized into the study with at least one post - baseline efficacy variable response 1 Missing data imputed by LOCF

Click to edit Master title style 17 41 44 15 2 35 62 0 10 20 30 40 50 60 70 No dose change 1 dose change 2 dose changes % of Subjects LPCN 1021 Active Control  85% of LPCN 1021 subjects required ≤1 dose adjustment with 41% no requiring titration at all  Almost all subjects on active control, the market leader, required a titration visit Dataset: Efficacy population (n=152) for LCPN 1021 LPCN 1021 (First Oral TRT Option): “Friendly Dosing Regimen” 17

Click to edit Master title style 18 LPCN 1021 (First Oral TRT Option): “ T levels not sensitive to meal fat variations” Mean SD Total Testosterone Concentration Under Fed Conditions 0 500 1000 1500 2000 2500 0 4 8 12 16 20 24 Mean (+SD) Serum T Concentration (ng/dL) Time (hr) Low Fat Standard Fat High Fat 1 Low Fat = 15% total calories derived from fat content in the meal; Standard Fat = 30% total calories derived from fat content in the meal consistent with Phase 3 recommended meal; High Fat = 50% total calories derived from fat content in the meal. x Consistent and predictable therapeutic levels of testosterone when administered with a meal x No significant sensitivity to meal fat content

Click to edit Master title style ▪ Novel prodrug of testosterone for oral delivery through proprietary drug delivery technology ▪ Once daily is expected to improve and sustain market share or oral T franchise ▪ Once daily feasibility established • Positive Phase 2a study results in hypogonadal men x Single daily oral dose provides T levels in the eugonadal range x No subject exceeded peak T levels of 1500 ng/ dL ▪ Initiating Phase 2b PK dose finding study – 4Q 2015 19 LPCN 1111 (Next Generation Oral TRT Option): “Once Daily”

Click to edit Master title style ▪ 11.7% of all US pregnancies 2 result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity 3 ▪ ~10x more first year medical costs are for PTB infants than for full term infants 4 ▪ ≥ $26 billion economic impact: 4 $1 billion market opportunity 5 20 Preterm Birth (PTB) Represents a Significant Unmet Medical Need 1 Pediatric Research (2006) 60, 775 – 776 2 CDC (2010) 3 J . Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 4 Institute of Medicine of the National Academies. Jul.2006 5 AMAG Pharmaceuticals presentation 09/29/2014 One preterm infant per minute in the U.S. 1

Click to edit Master title style ▪ The only FDA approved product for the prevention of PTB is an injectable hydroxyprogesterone caproate (HPC) ▪ Issues with the injectable HPC: • Weekly injection in doctor’s office or home • Injection site pain (35%), swelling (17%) • LPCN 1107: An oral HPC alternative • Non - invasive x No injection site reactions x No potential for pulmonary embolism • Self - administered • Life - style friendly x Reduced travel burden LPCN 1107 (First Oral PTB Candidate): “Addresses Unmet Need” 21

Click to edit Master title style 22 LPCN 1107 (First Oral PTB Candidate): “Status” ▪ Potential to be the first oral standard - of care therapy • Elimination of 18 - 22 injections ▪ Orphan drug designation • A major contribution to patient care ▪ Oral feasibility established • Successful Phase 1 studies in healthy non - pregnant women and pregnant women ▪ Development path identified • Successfully completed a Type C meeting with the FDA • Multi dose PK dose finding study in Q4 2015

Click to edit Master title style 23 Compelling Value Proposition: Several Near Term Value Drivers Event Expected Timing LPCN 1021: NDA Filing 2H15 LPCN 1111: Initiate Phase 2b Study 4Q15 LPCN 1107: Initiate PK Dose Finding Study 4Q15 LPCN 1107: End of Phase 2 Meeting 2Q16 LPCN 1111: End of Phase 2 Meeting 2Q16 LPCN 1021: Expected FDA PDUFA Date 2Q16/3Q16

Click to edit Master title style 24 Lipocine is a Compelling Value Proposition Stock Exchange NASDAQ Capital Markets Ticker Symbol LPCN Closing Stock Price (7/31/15) $12.36/share Market Capitalization (7/31/15) $218.1million Fully Diluted Shares Outstanding (7/31/15) 19,716,586 Cash Balance (6/30/15) $53.4 million Debt None

Click to edit Master title style Lipocine Investment Thesis ▪ First oral testosterone replacement (TRT) option • On schedule for 2015 NDA submission • Targeting ~ $2.0 Billion TRT market • Clearly differentiated ▪ First orphan designated oral alternative for the prevention of preterm birth • A voids painful injections of the only FDA approved intra muscular product ▪ Strong Balance Sheet • Over $50M in Cash – Sufficient to last past LPCN 1021 anticipated PDUFA date • No Debt 25